Annual Report

December 31, 2018

Series B

Voya Corporate Leaders® Trust Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructios to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND	MANAGERS’ REPORT

Sector Diversification as of December 31, 2018 (as a percentage of net assets)
Industrials	34.3%
Energy	22.0%
Financials	13.8%
Materials	13.4%
Utilities	5.3%
Consumer Staples	4.5%
Communication Services	3.6%
Consumer Discretionary	1.4%
Assets in Excess of Other Liabilities	1.7%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2018, the Trust provided a total return of -5.45% compared to the S&P 500® Index, which returned -4.38% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation was negative for performance, but the effect was mostly offset by the relatively strong performance of the Trust’s holdings within sectors.

Performance suffered from the Trust’s heavy overweights in the energy, industrials and materials sectors, each of which suffered double-digit negative returns in the S&P 500® Index. Furthermore, the Trust’s zero allocation to the information technology and health care sectors also detracted, as these were two of the few sectors achieving positive returns.

However, in most sectors, the Trust’s holdings within sectors outperformed those of theS&P500® Index on average, insomecases by large margins. The sectors with the biggest positive impact were industrials, financials and energy.

At the individual stock level, the top detractors for the period were overweight positions in DowDuPont Inc. and Exxon Mobil Corporation and not owning benchmark holding Microsoft Corporation. Top contributors for the period included overweight positions in Union Pacific Corporation, Berkshire Hathaway Inc. and Linde plc.

As of the end of the reporting period, the strategy’s largest sector overweights are in: the industrials, energy and materials sectors; the Trust does not currently hold positions within the information technology, health care or real estate sectors. Sector exposures are purely a function of Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of December 31, 2018 (as a percentage of net assets)
Union Pacific Corp.	29.1%
Berkshire Hathaway, Inc. — Class B	13.8%
Exxon Mobil Corp.	9.4%
Linde Public Ltd.	7.7%
Marathon Petroleum Corp.	6.5%
DowDuPont, Inc.	5.7%
Chevron Corp.	5.3%
Procter & Gamble Co.	4.5%
Honeywell International, Inc.	3.4%
Comcast Corp. — Class A	2.6%

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have been added only when corporate actions, such as mergers or spin-offs, replace one of the original 30 companies. It currently holds investments in 22 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee
Voya Corporate Leaders® Trust Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the Fund), a series of Voya Corporate Leaders® Trust Fund, including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 14, 2019

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

ASSETS:
Investments in securities at fair value (cost $569,905,947)	$719,883,912
Cash	14,541,036
Restricted cash (Note 2)	573,619
Receivables:
Participations sold	305,002
Dividends	150,262
Prepaid expenses	13,909
Total assets	735,467,740

LIABILITIES:
Payable for participations redeemed	1,788,103
Distribution payable	573,619
Accrued Sponsor’s maintenance fees payable	258,327
Other accrued expenses and liabilities	340,478
Total liabilities	2,960,527
NET ASSETS	$732,507,213

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$55,367,871
Total distributable earnings	677,139,342
NET ASSETS:
Balance applicable to participations at December 31, 2018, equivalent to $35.00 per participation on 20,927,824 participations outstanding	$732,507,213

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME:
Dividends	$19,350,814
Interest	41,347
Total investment income	19,392,161

EXPENSES:
Sponsor maintenance fee (Note 4)	3,389,611
Transfer agent fees	370,812
Shareholder reporting expense	47,260
Registration and filing fees	41,323
Professional fees	62,440
Custody and accounting fees (Note 4)	12,066
Miscellaneous expense	5,087
Total expenses	3,928,599
Net investment income	15,463,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	67,721,872
Net change in unrealized appreciation or depreciation on investments	(125,981,810)
Net realized and unrealized loss on investments	(58,259,938)
Decrease in net assets resulting from operations	$(42,796,376)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$15,463,562	$17,498,896
Net realized gain on investments	67,721,872	63,808,042
Net change in unrealized appreciation or depreciation on investments	(125,981,810)	64,760,982
Increase (Decrease) in net assets resulting from operations	(42,796,376)	146,067,920

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(15,154,776)	(18,120,915)
Total distributions	(15,154,776)	(18,120,915)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	32,848,887	35,398,534
Reinvestment of distributions	13,920,374	15,842,129
	46,769,261	51,240,663
Cost of participations redeemed	(218,459,295)	(234,836,279)
Net decrease in net assets resulting from participation transactions	(171,690,034)	(183,595,616)
Net decrease in net assets	(229,641,186)	(55,648,611)
NET ASSETS:
Beginning of year (period)	962,148,399	1,017,797,010
End of year (period)	$732,507,213	$962,148,399

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
12-31-18	37.75	0.69	•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81	2
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99	1
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92	1
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68	9

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

(2)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-two corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of December 31, 2018, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date.

Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2018, distributions from net investment income were $15,154,776, equivalent to $0.71 per participation. For the year ended December 31, 2017, distributions from net investment income were $18,120,915, equivalent to $0.68 per participation.

For the year ended December 31, 2018, and the year ended December 2017, there were no distributions from net realized gains.

For the year ended December 31, 2018, and the year ended December 2017, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of December 31, 2018 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $12,066 for the year ended December 31, 2018.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, the cost of purchases and the proceeds of sales of investment securities were $61,223,119 and $235,160,946, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2018	Year Ended December 31, 2017
Issued on payments from holders	852,203	1,038,241
Issued on reinvestment of dividends and distributions/ allocations	385,858	446,565
Redeemed	(5,795,938)	(6,850,689)
Net decrease	(4,557,877)	(5,365,883)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2018, the Trust had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Transfer Agent	$202,851

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018. Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Trust is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND	PORTFOLIO OF INVESTMENTS AS OF December 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Communication Services: 3.6%
48,671		AT&T, Inc.	$1,389,070	0.2
84,474		CBS Corp. — Class B	3,693,203	0.5
563,529		Comcast Corp. — Class A	19,188,163	2.6
84,474		Viacom, Inc. — Class B	2,170,982	0.3
			26,441,418	3.6

		Consumer Discretionary: 1.4%
190,274		Foot Locker, Inc.	10,122,577	1.4
5,748	(1)	Garrett Motion, Inc.	70,930	0.0
			10,193,507	1.4

		Consumer Staples: 4.5%
354,474		Procter & Gamble Co.	32,583,250	4.5

		Energy: 22.0%
355,874		Chevron Corp.	38,715,532	5.3
1,015,174		Exxon Mobil Corp.	69,224,715	9.4
384,574		Marathon Oil Corp.	5,514,791	0.8
811,265		Marathon Petroleum Corp.	47,872,748	6.5
			161,327,786	22.0

		Financials: 13.8%
493,766	(1)	Berkshire Hathaway, Inc. — Class B	100,817,142	13.8

		Industrials: 34.3%
190,274		Fortune Brands Home & Security, Inc.	7,228,509	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
726,074		General Electric Co.	$5,496,380	0.7
190,274		Honeywell International, Inc.	25,139,001	3.4
19,417	(1)	Resideo Technologies, Inc.	399,020	0.1
1,542,217		Union Pacific Corp.	213,180,656	29.1
			251,443,566	34.3

		Materials: 13.4%
776,907		DowDuPont, Inc.	41,548,986	5.7
363,774	(1)	Linde Public Ltd.	56,763,295	7.7
			98,312,281	13.4

		Utilities: 5.3%
190,274		Ameren Corp.	12,411,573	1.7
190,274		Consolidated Edison, Inc.	14,548,350	2.0
465,682		NiSource, Inc.	11,805,039	1.6
			38,764,962	5.3

		Total Common Stock (Cost $569,905,947)	719,883,912	98.3
		Assets in Excess of Other Liabilities	12,623,301	1.7
		Net Assets	$732,507,213	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$719,883,912	$—	$—	$719,883,912
Total Investments, at fair value	$719,883,912	$—	$—	$719,883,912

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $569,905,947.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$201,413,424
Gross Unrealized Depreciation	(51,435,459)
Net Unrealized Appreciation	$149,977,965

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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